Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is entered into and made effective as of January 5, 2015 (“Effective Date”) by and between Arog Pharmaceuticals Inc., a Delaware corporation having a place of business at 5420 LBJ Freeway, Suite 410, Dallas, Texas 75240 (“Company”) and Videra Pharmaceuticals, LLC, a Delaware limited liability company having a place of business at 5420 LBJ Freeway, Suite 410, Dallas, Texas 75240 (“Licensee”). Licensee and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, Licensee desires to obtain from Company an exclusive license under certain patents, know-how and other intellectual property owned by or licensed to Company; and

Whereas, Company is willing to grant such rights and licenses under the terms and conditions set forth in this Agreement.

Now, Therefore, the Parties agree as follows:

Article 1
Definitions

As used herein, the following terms shall have the following meanings:

1.1              “Affiliate” means, with respect to a particular Party or other entity, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party or other entity. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

1.2              “Change of Control” means the consummation of: (a) any merger, consolidation, business combination or sale of shares of stock other than in a direct issuance of shares of stock by a Party for fair value, that, if completed, will result in the stockholders of such Party prior to such transaction not having voting control of the surviving entity immediately after the transaction such that they, acting in concert with one another, could not elect a majority of the board of directors of the surviving entity; or (b) the sale, transfer, exchange or other disposition of all or substantially all of a Party’s assets or business relating to this Agreement (whether alone or in connection with a sale, transfer, exchange or other disposition of other assets or businesses of such Party). Notwithstanding the foregoing, Change of Control shall not include a financing transaction, either in the form of a private equity financing or public offering.

1.3              “Commercially Reasonable Efforts” means: (a) with respect to development of a Licensee Product, the efforts and expenditures required (i) for such Licensee Product to remain an Active Candidate and (ii) to seek Regulatory Approval using such efforts and expenditures comparable to those expended by Licensee (including through the use of Third Parties) to develop products that are at a similar stage of development or product life cycle as the applicable Licensee Product and that are owned by Licensee or to which Licensee otherwise has rights; and (b) with respect to commercialization of a Licensee Product, using such efforts and expenditures comparable to those expended by Licensee (including through the use of Third Parties) to commercialize products that are at a similar stage of development or product life cycle as the applicable Product and that are owned by Licensee or to which Licensee otherwise has rights; provided that with respect to (a)(ii) and (b), the efforts and expenditures by Licensee shall be no less than the greater of (x) the efforts and expenditures commonly expended by an entity similarly situated to Licensee with respect to products that are at a similar stage of development or product life cycle as the applicable Licensee Product and that are owned by such Person or to which such Person otherwise has rights and (y) where any rights and/or obligations hereunder have been sublicensed to a Third Party, the efforts and expenditures commonly expended by such Third Party with respect to development and/or commercialization (as applicable) of products that are at a similar stage of development or product life cycle as the applicable Licensee Product and that are owned by such Third Party or to which such Third Party otherwise has rights.

1.4              “Company Know-How” means all Information that is Controlled by Company as of the Effective Date or during the Term that is associated with, or necessary or reasonably useful for, the development, manufacture, or commercialization of Licensee Products in or outside the Licensee Primary Field. Notwithstanding the foregoing, if Company undergoes a Change of Control, Company Know-How shall exclude (a) any Information acquired or developed prior to the Change of Control transaction by any entity that becomes a successor to, or an Affiliate of, Company as a result of such Change of Control transaction or (b) any Information acquired or developed by such an entity after the Change of Control transaction to the extent in connection with the research, development, manufacturing or commercialization of products that are not claimed in the Company Patents.

1.5              “Company Patents” means (a) the Patents and Patent applications listed in Exhibit A under the heading “Company Patents”; (b) all divisionals, continuations, and continuations-in-part (to the extent the claims thereof are entirely supported by one or more Patents and Patent applications listed on Exhibit A under the heading “Company Patents” to which it claims priority) that claim priority to the Patents or Patent applications described in subsection (a); (c) any other subsequent Patent application filings in any country worldwide (to the extent the claims thereof are entirely supported by one or more Patents and Patent applications listed on Exhibit A under the heading “Company Patents” to which it claims priority); and (d) all Patents granted with respect to any of the foregoing, and all patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations of any of the foregoing; each of the foregoing (a) through (d), to the extent Controlled by Company.

1.6              “Company Primary Field” means the treatment, prevention, amelioration, or diagnosis of cancer.

1.7              “Company Products” means the Lead Company Product and any other product the manufacture, use, importation, sale or offer for sale of which would, but for the license granted hereunder, infringe a Valid Claim of a Licensee Patent in the country in which such product is used, offered for sale, sold, manufactured, imported or exported, but excluding the Lead Licensee Product upon and after the occurrence of the event described in Section 2.4.

1.8              “Company Technology” means the Company Patents and the Company Know-How.

1.9              “Confidential Information” of a Party means any and all Information of such Party that is disclosed to the other Party under this Agreement, whether in oral, written, graphic, or electronic form.

1.10            “Control” means, with respect to any Information, patent, patent application, or other intellectual property right, that the applicable Party owns or has a license to such Information, patent, patent application, or intellectual property right and has the ability to grant to the other Party access to and a license (or sublicense, as applicable) under same without violating the terms of any agreement or other legally enforceable arrangement with a Third Party.

1.11            “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.

1.12            “Information” means information and data of any type and in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, operating procedures, protocols, formulations, software, formulae, knowledge, know-how (including without limitation any manufacturing, regulatory, or clinical know-how), skill, experience, test data, analytical and quality control data, stability data, results of studies and patent and other legal information or descriptions.

1.13            “Lead Company Product” means any product containing 1-(2-(5-((3-methyloxetan-3-yl)methoxy)-1H-benzo [di imidazol- 1-yl)quinolin-8-yl)piperidin-4-amine (or any salts or formulations thereof), including the product that Company refers to as “Crenolanib.”

1.14           “Lead Licensee Product” means any product containing 1-(2-(5-(2-methoxyethoxy)-1H-benzo[d]imidazol-1-yl)quinolin-8-yl)piperidin-4-amine (or any salts or formulations thereof), including the product that Company refers to as “CP-673,451.”

1.15            “Licensee Know-How” means all Information that is Controlled by Licensee as of the Effective Date or during the Term that is associated with, or necessary or reasonably useful for, the development, manufacture, or commercialization of the Lead Company Product in or outside the Company Primary Field. Notwithstanding the foregoing, if Licensee undergoes a Change of Control, Licensee Know-How shall exclude (a) any Information acquired or developed prior to the Change of Control transaction by any entity that becomes a successor to, or an Affiliate of, Licensee as a result of such Change of Control transaction or (b) any Information acquired or developed by such an entity after the Change of Control transaction to the extent in connection with the research, development, manufacturing or commercialization of products that are not claimed in the Licensee Patents.

1.16            “Licensee Patents” means (a) the Patents and Patent applications listed in Exhibit A under the heading “Licensee Patents”; (b) all divisionals, continuations, and continuations-in-part (to the extent the claims thereof are entirely supported by one or more Patents and Patent applications listed on Exhibit A under the heading “Licensee Patents” to which it claims priority) that claim priority to the Patents or Patent applications described in subsection (a); (c) any other subsequent Patent application filings in any country worldwide (to the extent the claims thereof are entirely supported by one or more Patents and Patent applications listed on Exhibit A under the heading “Licensee Patents” to which it claims priority); and (d) all Patents granted with respect to any of the foregoing, and all patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations of any of the foregoing; each of the foregoing (a) through (d), to the extent Controlled by Licensee.

1.17            “Licensee Primary Field” means the treatment, prevention, amelioration, or diagnosis of all diseases.

1.18            “Licensee Products” means the Lead Licensee Product and any other product the manufacture, use, importation, sale or offer for sale of which would, but for the license granted hereunder, infringe a Valid Claim of a Company Patent in the country in which such product is used, offered for sale, sold, manufactured, imported or exported, but excluding the Lead Company Product upon and after the occurrence of the event described in Section 2.4.

1.19            “Licensee Technology” means the Company Patents and the Company Know-How.

1.20            “Net Sales” means the gross amount invoiced by, or on behalf of, Licensee, its Affiliates and their respective sublicensees for sales of a Licensee Product, less the following deductions if and to the extent they are included in the gross invoiced sales price of the Licensee Product or otherwise directly incurred by Licensee, its Affiliates and their respective sublicensees with respect to the sale of the Product:

(a)               rebates, quantity and cash discounts, and other usual and customary discounts to customers;

(b)              taxes and duties paid, absorbed or allowed which are directly related to the sale of the Licensee Product;

(c)              credits, allowances, discounts and rebates to, and chargebacks for spoiled, damaged, out-dated, rejected or returned Licensee Product;

(d)              actual freight and insurance costs incurred in transporting the Licensee Product to customers;

(e)              discounts or rebates or other payments required by any Applicable Laws, including any governmental special medical assistance programs; and

(f)              customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of the Licensee Product (subsections (a) through (f), collectively, the “Deductions”).

Notwithstanding anything to the contrary herein, sales between or among Licensee, its Affiliates and its and their sublicensees (the “Selling Parties”) shall be excluded from Net Sales except where such Affiliates or sublicenses are end users, but Net Sales shall include subsequent sales by the Selling Parties to Third Parties that are not Selling Parties.

The following principles shall apply to calculating Net Sales:

(w)             For the sale of any Licensee Product that is not invoiced, or is delivered before it is invoiced, Net Sales shall be calculated at the time of shipment or when such Licensee Product is paid for, if paid for before shipment or invoice.

(x)               For the sale or other disposal of any Licensee Product for non-cash consideration, Net Sales shall be calculated as the fair market price of such Product in the country of sale or disposal. Notwithstanding the foregoing, provision of a Licensee Product to conduct pre-clinical or clinical research shall not be deemed to be a sale, so long as such Licensee Product is provided at a price that does not exceed the reasonably estimated cost of production and distribution thereof.

(y)              If a Licensee Product sold in a particular country contains more than one clinically active ingredient (e.g., such clinically active ingredients are part of the same therapeutic formulation or are sold as a single package), and one or more of such clinically active ingredients would be a Licensee Product if sold individually (“Licensed API”), and one or more of the clinically active ingredients would not be a Licensee Product if sold individually (“Other API”), Net Sales for such combination (a “Combination Product”) will be calculated on a country-by-country basis, as follows: (a) by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B) where A is the invoice price in such country of a Licensee Product containing the Licensed API as the sole active ingredient, if sold separately, and B is the total invoice price in such country of a product containing the Other API as the sole active ingredient, if sold separately; (b) if the Other API is not sold separately in said country, by multiplying actual Net Sales of such Combination Product in such country by the fraction A/C where A is the invoice price in such country of a Licensee Product containing the Licensed API as the sole active ingredient, if sold separately and C is the invoice price in such country of the Combination Product; (c) if neither a Licensee Product containing the Licensed API as the sole active ingredient(s) nor any product containing the Other API as the sole active ingredient are sold separately in such country, in the manner calculated in the then currently largest market (by sales/country) for the Combination Product (other than the country at issue) where reference prices for the Combination Product, a product containing the Licensed API as the sole active ingredient and/or any product(s) containing the Other API at issue exist (but where no such prices have been established by, or under the direct influence of, any governmental entity or agency); and (d) where none of the foregoing clauses (a) through (c) apply, based upon the mutual agreement of the Parties as to the appropriate allocation between the Licensed API and the Other API (which agreement shall not be unreasonably withheld or delayed by either Party).

(z)            Net Sales shall be determined from books and records maintained by Licensee in accordance with GAAP.

1.21            “Patents” means (a) pending patent applications, issued patents, utility models and designs; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing; and (c) extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificates or the equivalent thereof.

1.22            “Pfizer” means PFIZER, Inc.

1.23            “Pfizer Agreement” means that certain License Agreement between Pfizer and Company, dated as of April 28, 2010, as it may be amended from time to time.

1.24            “Regulatory Approval” means all approvals, including pricing and/or reimbursement approvals if applicable, necessary for the commercial sale of a Licensee Product in a given country or regulatory jurisdiction.

1.25           “Regulatory Authority” means, in a particular country or jurisdiction, any applicable governmental authority involved in granting Regulatory Approval in such country or jurisdiction.

1.26           “Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to develop, manufacture, market, sell or otherwise commercialize a Licensee Product in a particular country or jurisdiction.

1.27            “Senior Executive” means the Chief Executive Officer of a Party or duly appointed representative thereof.

1.28            “Termination Know-How” means all Information Controlled by Licensee or its Affiliates or their respective sublicensees as of the effective date of termination of this Agreement that is necessary or reasonably useful for, the development, manufacture, or commercialization of Licensee Products.

1.29           “Termination Patent” means any Patent Controlled by Licensee or its Affiliates or their respective sublicensees as of the effective date of termination of this Agreement that claims the composition of matter, manufacture or use of one or more Licensee Products or that would otherwise be infringed, absent a license, by the manufacture, use or sale of any Licensee Product.

1.30            “Territory” means all countries of the world.

1.31            “Third Party” means any entity other than (a) Company, (b) Licensee or (c) an Affiliate of either Party.

1.32           “Valid Claim” means either: (a) a claim of an issued and unexpired Patent that has not been permanently revoked or declared unenforceable or invalid by an unreversed and unappealable or unreversed and unappealed decision of a court or other appropriate body of competent jurisdiction; or (b) a claim of a pending patent application that was filed in good faith and has not been revoked, cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application.

Article 2
Licenses

2.1              Licenses to Licensee. Subject to the terms and conditions of this Agreement, Company hereby grants to Licensee the following licenses:

(a)              an exclusive (even as to Company), royalty-bearing, sublicensable (subject to Section 2.3) license, under the Company Patents and the Company Know-How, to research, develop, use, sell, offer for sale, import, make, and have made the Lead Licensee Product in the Licensee Primary Field in the Territory.

(b)             an exclusive, royalty-bearing, sublicensable (subject to Section 2.3) license, under the Company Patents and the Company Know-How, to research, develop, use, sell, offer for sale, import, make, and have made Licensee Products in the Territory (other than Lead Company Product in the Company Primary Field).

2.2              Licenses to Company. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Company the following licenses:

(a)              an exclusive (even as to Licensee), perpetual, royalty-free, sublicensable (subject to Section 2.3) license, under the Licensee Patents and the Licensee Know-How, to research, develop, use, sell, offer for sale, import, make, and have made the Lead Company Product in the Company Primary Field in the Territory.

(b)             a non-exclusive, perpetual, royalty-free, sublicensable (subject to Section 2.3) license, under the Licensee Patents and the Licensee Know-How, to research, develop, use, sell, offer for sale, import, make, and have made Company Products in the Territory (other than Lead Company Product in the Company Primary Field).

2.3              Sublicensing. Each Party shall have the right to grant sublicenses, through multiple tiers, under any or all of the rights licensed to it in Section 2.1 or 2.2 (as the case may be). Any sublicense that either Party grants hereunder shall be consistent with the terms and conditions of this Agreement. Each Party shall remain primarily responsible for all of its sublicensees’ activities and any and all failures by its sublicensees to comply with the applicable terms of this Agreement. Any sublicenses granted by Licensee shall comply with the terms of the Pfizer Agreement, including without limitation the specific requirements set forth in Section 2.2 of the Pfizer Agreement. In no event shall Licensee’s granting of any sublicense relieve Licensee of any of its obligations under this Agreement. Licensee shall provide Company with a true and complete copy of each sublicense and each amendment thereto within thirty (30) days after each such sublicense or amendment has been executed, and Licensee agrees that Company may provide a copy of such sublicense to Pfizer.

2.4              Change of Control. Effective solely upon and from the date of effectiveness of a Change of Control of either Party, the licenses granted herein shall automatically be amended as follows:

(a)              The definition of Licensee Product shall exclude the Lead Company Product.

(b)              The definition of Company Product shall exclude the Lead Licensee Product.

(c)               The license granted in Section 2.1(b) shall not include any right to develop or seek Regulatory Approval for a Company Product in an indication in the Company Primary Field or to commercialize a Company Product approved for use in an indication in the Company Primary Field.

(d)              The license granted in Section 2.2(b) shall not include any right to develop or seek Regulatory Approval .for a Company Product in an indication in the Licensee Primary Field or to commercialize a Company Product approved for use in an indication in the Licensee Primary Field.

2.5              No Other Licenses. Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication, estoppel, or otherwise, except to the extent expressly provided for under this Agreement.

2.6              Right of First Negotiation.

(a)              Upon Licensee’s written request (the “Licensee Notice”) at any time during the ROFN Period (as defined below), and for a period of ***** after Company receives the Licensee Notice (or such longer period as the Parties may mutually agree), the Parties shall, in good faith, exclusively negotiate the commercially reasonable terms and conditions under which the non-exclusive license granted in Section 2.1(b) would be converted to an exclusive license with respect to (i) one or more fields or indications (excluding the Company Primary Field) and/or (ii) one or more Licensee Products (excluding the Lead Company Product). In the event that the Parties fail to execute a definitive agreement (or amendment) relating to such field(s) or indication(s) and/or product(s) within such period, then License’s rights with respect to such field(s) or indication(s) and/or products shall continue to be non-exclusive, and Licensee’s negotiation rights with respect to such field(s) or indication(s) and/or products shall lapse.

(b)              Upon Company’s written request (the “Company Notice”) at any time during the ROFN Period, and for a period of ***** after Licensee receives the Company Notice (or such longer period as the Parties may mutually agree), the Parties shall, in good faith, exclusively negotiate the commercially reasonable terms and conditions under which the non-exclusive license granted in Section 2.2(b) would be converted to an exclusive license with respect to (i) one or more fields or indications (excluding the Licensee Primary Field) and/or (ii) one or more Licensee Products (excluding the Lead Licensee Product). In the event that the Parties fail to execute a definitive agreement (or amendment) relating to such field(s) or indication(s) and/or product(s) within such period, then Company’s rights with respect to such field(s) or indication(s) and/or products shall continue to be non-exclusive, and Company’s negotiation rights with respect to such field(s) or indication(s) and/or products shall lapse.

(c)               For purposes of this Section 2.6, “ROFN Period” means the period commencing upon the Effective Date and ending ***** after the effectiveness of a Change of Control of either Party.

2.7              Pfizer Agreement. To the extent that the license granted by Company under Section 2.1 constitutes a sublicense under the rights granted to Company in the Pfizer Agreement, such license is subject to the terms, conditions, and limitations of the Pfizer Agreement.

Article 3
Other Obligations of the Parties

3.1              Development and Commercialization of Products. Licensee shall have sole control over, and responsibility for, the research, development (including but not limited to, pre-clinical and clinical activities and the preparation and submission of all required regulatory filings), and commercialization of any Licensee Products, and shall bear all expenses related thereto. For clarity, Company shall have sole control over, and responsibility for, the research, development (including but not limited to, pre-clinical and clinical activities and the preparation and submission of all required regulatory filings), and commercialization of any Company Products, and shall bear all expenses related thereto.

3.2              Information and Reporting. Licensee shall provide to Company, every twelve (12) months during the term of this Agreement, a written report describing in reasonable detail the development and commercialization efforts undertaken by or on behalf of Licensee, its Affiliates, or its (sub)licensees with respect to Licensee Products during the prior twelve (12) months and the anticipated development and commercialization efforts with respect to Licensee Products for the upcoming twelve (12) months. Company may request additional information related to such development and commercialization activities after receipt of such report, and, subject to the required consent of any applicable Third Party, Licensee shall provide such requested information. All information disclosed by Licensee under this Section 3.2 shall be treated as the Confidential Information of Licensee under Article 6.

3.3              Diligence Obligations. Licensee shall use Commercially Reasonable Efforts to (a) develop and seek Regulatory Approval for Licensee Products in the Territory, including conducting preclinical activities, clinical trial design and execution and submission of Regulatory Materials in Licensee’s name to secure Regulatory Approval for the Licensee Products and (b) commercialize Licensee Products in the Territory.

3.4              Technology Transfer.

(a)               Company shall use reasonable efforts to transfer to Licensee the documents and materials (or copies of such documents or materials, as determined by Company in its sole discretion) listed on Exhibit B no later than ***** after the Effective Date. After the expiration of the ***** period described above, Company shall use commercially reasonably efforts to provide additional tangible manifestations of Licensed Know-How requested by Licensee, to the extent then in Company’s possession. In no event shall Company be obligated to transfer Information to Licensee under this Section 3.4(a) that it does not Control at such time, or violate any law, statute, ordinance or regulation; provided, however, that, to the extent any obligation to any Third Party prohibits Company from disclosing particular Information, Company shall use commercially reasonable efforts to secure the right to disclose such Information to Licensee. For the avoidance of doubt, the transfer of any tangible manifestations of such Licensed Know-How pursuant to this Section 3.4(a) shall not alter the ownership or other rights of any Party or its Affiliates with respect to such Licensed Know-How. Licensee shall reimburse all reasonable out-of-pocket costs and expenses incurred by Company in connection with any transfer pursuant to this Section 3.4(a).

(b)               EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY INFORMATION OR MATERIALS THAT ARE TRANSFERRED PURSUANT TO THIS SECTION 3.4 ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF COMPLETENESS, COMPLIANCE WITH REGULATORY STANDARDS OR REGULATIONS, MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF SUCH INFORMATION OR MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

3.5              Regulatory Matters.

(a)               Licensee shall own all Regulatory Materials and Regulatory Approvals for Licensee Products in the Territory. Licensee shall be solely responsible for seeking and maintaining Regulatory Approvals of Licensee Products developed by Licensee throughout the Territory (in such countries as it selects), and for preparing and filing all Regulatory Materials in connection therewith, in each case at its sole expense. Company shall assist and cooperate with Licensee in connection with the preparation of such Regulatory Materials, as reasonably requested by Licensee and at Licensee’s expense.

(b)               Company shall own all Regulatory Materials and Regulatory Approvals for Company Products in the Territory. Company shall be solely responsible for seeking and maintaining Regulatory Approvals of Company Products developed by Company throughout the Territory (in such countries as it selects), and for preparing and filing all Regulatory Materials in connection therewith, in each case at its sole expense. Licensee shall assist and cooperate with Company in connection with the preparation of such Regulatory Materials, as reasonably requested by Company and at Company’s expense.

Article 4
Financial Terms

4.1              Pfizer Milestone Payments. In partial consideration of the sublicense and rights granted to it by Company under this Agreement, Licensee shall pay to Company the one-time, non-creditable and non-refundable milestone payments listed below. Licensee and Company agree that the following payments are pass-through payments intended solely to cover Licensee’s portion of payments owed by Company to Pfizer under the Pfizer Agreement.

(a)               Licensee shall pay to Company a first milestone payment (“Milestone 1”) within ***** after achievement of the first milestone listed in Section 5.1.2 of the Pfizer Agreement (the “First Pfizer Milestone”), but only to the extent the First Pfizer Milestone is triggered by a Licensee Product.

(b)               Licensee shall pay to Company a second milestone payment (“Milestone 2”) within ***** after achievement of the second milestone listed in Section 5.1.2 of the Pfizer Agreement (the “Second Pfizer Milestone”), but only to the extent the Second Pfizer Milestone is triggered by a Licensee Product.

(c)               Licensee shall pay to Company a third milestone payment (“Milestone 3”) within ***** after achievement of the third milestone listed in Section 5.1.2 of the Pfizer Agreement (the “Third Pfizer Milestone”), but only to the extent the Third Pfizer Milestone is triggered by a Licensee Product.

Licensee shall notify Company as soon as practicable (but in any event within *****) upon achievement of the First Pfizer Milestone, the Second Pfizer Milestone, or the Third Pfizer Milestone by a Licensee Product.

4.2              Royalties.

(a)               Royalty Rates. Licensee shall pay to Company a non-refundable, non-creditable royalty of ***** of Net Sales of Licensee Products; provided, however, that the royalty rate applicable to Net Sales of a Licensee Product in the United States shall be ***** upon expiration or abandonment of the last Valid Claim filed in the United States that covers such Licensee Product; provided, further, that a royalty shall only be due hereunder to the extent that Company is obligated to pay a royalty under the Pfizer Agreement with respect to such Net Sales.

(b)               Royalty Term. Royalties shall be paid under this Section 4.24, on a country-by-country and Licensee Product-by-Licensee Product basis, during the period of time beginning from ***** until the later of: (i) the expiration or abandonment of the last Valid Claim in any Company Patent in such country that covers the composition of matter of such Licensee Product, the manufacture of such Licensee Product in such country with respect to such Licensee Product; (ii) the expiration of any Market Exclusivity covering such Licensee Product in such country; and (iii) the tenth (10th) anniversary of the First Commercial Sale of such Licensee Product in such country (the “Royalty Term”).

4.3              Royalty Reports and Payments. All amounts payable to Company pursuant to Section 4.4 shall be paid in Dollars within ***** after the end of each calendar quarter with respect to Net Sales in such calendar quarter. Each payment of royalties due to Company shall be accompanied by a report that includes reasonably detailed information regarding monthly calculation of all Net Sales of Licensee Product (including all gross invoiced sales and Deductions) and all royalties payable under Section 4.4 for the applicable calendar quarter.

4.4              Third Party Payments.

(a)               Company Obligations. Company will be solely responsible for all amounts owed to Third Parties after the Effective Date pursuant to agreements between Company and Third Parties with respect to Licensee Products that were entered into prior to the Effective Date. Notwithstanding the foregoing, the Parties acknowledge and agree that certain payments in this Article 4 are intended to cover Licensee’s share of payments owed by Company to Pfizer under the Pfizer Agreement.

(b)               Licensee Obligations. Licensee will be solely responsible for all amounts owed to Third Parties after the Effective Date as a result of, or in connection with, the Development, Commercialization or use of Licensee Product by Licensee, its Affiliates and their respective sublicensees, or their exercise of their right or performance of their obligations under this Agreement.

4.5              Foreign Exchange. If Licensee, its Affiliates or its sublicensees receive payment from a Third Party in a currency other than United States dollars for which a royalty or fee is owed under this Agreement, then sales recorded in local currencies shall be converted to Dollars at the average of the daily foreign exchange rates as reported by Bloomberg (or any other qualified source that the Parties mutually agree upon in writing) for the calendar quarter in which such payments occurred, or for periods less than a calendar quarter, the average of the daily rates for such period, as reported by Bloomberg.

4.6              Payment Method; Late Payments. All payments due to Company hereunder shall be made in Dollars by wire transfer of immediately available funds into an account designated by Company. To the extent permitted under applicable laws, if Company does not receive payment of any undisputed sum due to it on or before the due date, interest shall thereafter accrue on the sum due to Company until the date of payment at a rate that is *****. Such interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days payment is delinquent.

4.7              Records; Audits. Licensee and its Affiliates and sublicensees will maintain complete and accurate records in sufficient detail to permit Company to confirm the accuracy of the calculation of royalty payments and the achievement of sales milestone events. Upon reasonable prior notice, such records shall be available during regular business hours for a period of ***** from the end of the calendar year to which they pertain for examination, not more often than once each calendar year, by an independent certified public accountant selected by Company and reasonably acceptable to Licensee, for the sole purpose of verifying the accuracy of the financial reports furnished by Licensee pursuant to this Agreement. Any such auditor shall not disclose Licensee’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Licensee, its Affiliates, or its sublicensees or the amount of payments due from Licensee to Company under this Agreement. Any amounts shown to be owed but unpaid shall be paid within ***** from the accountant’s report, plus interest (as set forth in Section 4.8) from the original due date. Company shall bear the full cost of such audit unless such audit discloses an underpayment by Licensee of more than ***** of the amount due for the period being audited, in which case Licensee shall bear the full cost of such audit.

4.8              Taxes.

(a)               Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.

(b)               Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Licensee to Company under this Agreement. To the extent Licensee is required to deduct and withhold taxes on any payment to Company, Licensee shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to Company an official tax certificate or other evidence of such withholding sufficient to enable Company to claim such payment of taxes. Company shall provide Licensee any tax forms that may be reasonably necessary in order for Licensee not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

[Continued on the Following Page]

Article 5
Patents

5.1              Patent Prosecution.

(a)               Subject to Sections 5.1(b) and (c), each Party shall be responsible for, at its sole expense, the prosecution and maintenance of all Patents that it owns.

(b)              Company shall deliver to Licensee copies of all documents materially related to the prosecution or maintenance of any Company Patents within a reasonable period of time after such documents are prepared by or received by Company, and in any event a reasonable amount of time before any such document is filed with or submitted to the applicable patent office or agency. Company shall consider in good faith any and all reasonable comments or suggestions made by Licensee with respect to such prosecution or maintenance. If, at any time during the term of this Agreement, Company no longer wishes to file, prosecute, or maintain a patent or patent application in the Company Patents, it shall notify Licensee in writing of such decision. Company shall provide such notice at least thirty (30) days prior to abandonment or lapse of such patent or patent application, to the extent practicable in light of the timing of any notice relating to such patent or patent application. Thereafter, Licensee shall have the right, but not the obligation, to assume the sole and exclusive responsibility, at its discretion, for the filing, prosecution, and/or maintenance (as the case may be) of such patent or patent application solely at its own expense. To the extent such patent or patent application is owned by Company, the Company will, upon request of Licensee in writing, transfer ownership of such patent or patent application to Licensee. Licensee’s rights under this Section 5.1(b) shall be subject and subordinated to the rights of Pfizer to prosecute and/or maintain any Company Patent.

(c)              Licensee shall deliver to Company copies of all documents materially related to the prosecution or maintenance of any Licensee Patents within a reasonable period of time after such documents are prepared by or received by Licensee, and in any event a reasonable amount of time before any such document is filed with or submitted to the applicable patent office or agency. Licensee shall consider in good faith any and all reasonable comments or suggestions made by Company with respect to such prosecution or maintenance. If, at any time during the term of this Agreement, Licensee no longer wishes to file, prosecute, or maintain a patent or patent application in the Licensee Patents, it shall notify Company in writing of such decision. Licensee shall provide such notice at least thirty (30) days prior to abandonment or lapse of such patent or patent application, to the extent practicable in light of the timing of any notice relating to such patent or patent application. Thereafter, Company shall have the right, but not the obligation, to assume the sole and exclusive responsibility, at its discretion, for the filing, prosecution, and/or maintenance (as the case may be) of such patent or patent application solely at its own expense. To the extent such patent or patent application is owned by Licensee, the Licensee will, upon request of Company in writing, transfer ownership of such patent or patent application to Company.

5.2              Infringement by Third Parties.

(a)               Notice. If either Party becomes aware of any actual or threatened infringement of a Company Patent or a Licensee Patent, such Party shall promptly notify the other Party in writing (the “Notice”) and the Parties shall confer in good faith regarding the most appropriate action to take with respect to such infringement. Both Parties shall use their reasonable efforts in cooperating with each other to terminate such infringement without litigation.

(b)               Enforcement of Company Patents. Unless the Parties otherwise agree, Company shall have the first right, but not the obligation, to take appropriate action against activities allegedly infringing any patent in the Company Patents, in its own name and under its sole control. If Company does not take any action against any such activities involving any allegedly infringing product or service in the Licensee Primary Field (a “Licensee Primary Field Infringement”) within one hundred twenty (120) days after delivery of the Notice, then Licensee may, upon thirty (30) days’ notice to Company, take appropriate action against such activities in its own name and under its sole control.

(c)               Enforcement of Licensee Patents. Licensee shall have the first right, but not the obligation, to take appropriate action against activities allegedly infringing any patent in the Licensee Patents, in its own name and under its sole control. If Licensee does not take any action against any such activities involving any allegedly infringing product or service in the Company Primary Field (a “Company Primary Field Infringement”) within one hundred twenty (120) days after delivery of the Notice, then Company may, upon thirty (30) days’ notice to Licensee, take appropriate action against such activities in its own name and under its sole control.

(d)               Cooperation; Settlement. Regardless of which Party brings the action (the “Initiating Party”), the other Party (the “Non-Initiating Party”) hereby agrees to cooperate reasonably in any such effort, all at the Initiating Party’s expense, and the Parties shall reasonably cooperate to address new facts or circumstances that come to light during the course of any action relating to the Company Patents or Licensee Patents which may affect the need for one Party or the other to participate in such action. The Non-Initiating Party agrees to be joined as a party plaintiff, at the Initiating Party’s expense, in any such action if needed for the Initiating Party to bring or continue an infringement action hereunder. The Non-Initiating Party shall, at its own expense and with its own counsel, have the right to participate in any action brought by the Initiating Party. Neither Party may settle any action brought under this Section 5.2, or take any other action in the course thereof, that adversely affects the other Party’s interest in the Licensed Patents or Licensed Know-How, without the written consent of such other Party, such consent not to be unreasonably withheld.

(e)               Costs; Allocation of Recovery. The costs and expenses of conducting any infringement suit brought under this Section 5.2 shall be borne solely by the Initiating Party, unless there is a separate written agreement to share costs between the Parties. Except as otherwise agreed to in writing by the Parties, any recovery realized by a Party as a result of a litigation or other action taken under this Section 5.2 with respect to any actual or threatened infringement of a Company Patent or Licensee Patent will first be applied to reimburse the Initiating Party for any actual litigation costs and expenses borne by the Initiating Party and not otherwise reimbursed, and then applied to reimburse the Non-Initiating Party for any actual litigation costs and expenses borne by the Non-Initiating Party and not otherwise reimbursed. Any amounts remaining after such reimbursement (a “Net Recovery”) will be retained by the Initiating Party; provided that if Licensee is the Initiating Party, the Net Recovery shall be included in Net Sales for the calendar year in which the Net Recovery was received or retained, for purposes of calculating royalties owed to Company hereunder.

(f)               Enforcement by Pfizer. Licensee’s rights under this Section 5.2 shall be subject and subordinated to the rights of Pfizer to enforce the Company Patents.

Article 6
Confidentiality

6.1              Confidentiality Obligations. Each Party agrees that, for the term of this Agreement and for five (5) years thereafter, such Party shall, and shall ensure that its officers, directors, employees and agents shall, keep completely confidential (using at least the same standard of care as it uses to protect proprietary or confidential information of its own, but in no event less than reasonable care) and not publish or otherwise disclose and not use for any purpose except as expressly permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement (including, without limitation, know-how of the disclosing Party). The foregoing obligations shall not apply to any Information disclosed by a Party hereunder to the extent that the receiving Party can demonstrate with competent evidence that such Information:

(a)               was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure;

(b)               was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)               became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)               was subsequently lawfully disclosed to the receiving Party or its Affiliate by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

(e)               was independently developed or discovered by employees of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

6.2              Authorized Disclosure. Notwithstanding the obligations set forth in Section 6.1 and Section 6.3, a Party may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent:

(a)               such disclosure is reasonably necessary (i) for filing or prosecuting Patents as contemplated by this Agreement; (ii) to comply with the requirements of Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval of a Licensee Product or Company Product; or (iii) for prosecuting or defending litigation as contemplated by this Agreement;

(b)               such disclosure is reasonably necessary to its employees, agents, consultants, contractors, licensees or sublicensees on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights under this Agreement; provided that in each case, the disclosees are bound by written obligations of confidentiality and non-use consistent with those contained in this Agreement;

(c)               such disclosure is reasonably necessary to any bona fide potential or actual investor, acquiror, merger partner, or other financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; provided that in connection with such disclosure, such Party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Confidential Information and cause each disclosee to treat such Confidential Information as confidential; or

(d)               such disclosure is reasonably necessary to comply with applicable Laws, including regulations promulgated by applicable security exchanges, court order, administrative subpoena or order.

In the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 6.2(a) or (d), such Party shall promptly notify the other Party such required disclosure and shall use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order preventing or limiting the required disclosure.

6.3              Publicity; Term of Agreement.

(a)               The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 6.3.

(b)               If either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, except that in the case of a press release or governmental filing required by law, the disclosing Party shall provide the other Party with such advance notice as it reasonably can and shall not be required to obtain approval therefor. A Party commenting on such a proposed press release shall provide its comments, if any, within five (5) business days after receiving the press release for review.

Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 6.34, provided such information remains accurate as of such time.

(c)               The Parties acknowledge that either or both Parties may, at some point during the term of this Agreement, be obligated to file under applicable Laws a copy of this Agreement with the U.S. Securities and Exchange Commission or other governmental authorities or otherwise to disclose the terms of this Agreement in securities filings as required by applicable Law. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. At least five (5) business days prior to such disclosure or filing (or such shorter period as may be required to permit timely filing or disclosure with the SEC or other governmental authority), the Party required to make such a filing of a copy of this Agreement will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon that are received during such five (5) business day period, to the extent consistent with applicable Law governing disclosure of material agreements and material information that must be publicly filed.

Article 7
Representations and Warranties

7.1              Representations and Warranties of Licensee. Licensee hereby represents and warrants to Company that, as of the Effective Date:

(a)               Corporate Power. Licensee is duly organized and validly existing under the laws of State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)               Due Authorization. Licensee is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on Licensee’s behalf has been duly authorized to do so by all requisite corporate action.

(c)               Binding Agreement. This Agreement is a legal and valid obligation binding upon Licensee and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Licensee does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound.

(d)               Validity. Licensee is aware of no action, suit or inquiry or investigation instituted by any person or entity that questions or threatens the validity of this Agreement.

7.2              Representations and Warranties of Company. Company hereby represents and warrants to Licensee that, as of the Effective Date:

(a)               Corporate Power. Company is duly organized and validly existing under the laws of State of Delaware and has full corporate power and authority to enter into this Agreement, to grant the licenses granted hereunder, and to carry out the provisions hereof.

(b)               Due Authorization. Company is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on Company’s behalf has been duly authorized to do so by all requisite corporate action.

(c)               Binding Agreement. This Agreement is a legal and valid obligation binding upon Company and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Company does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound.

(d)               Validity. Company is aware of no action, suit or inquiry or investigation instituted by any person or entity that questions or threatens the validity of this Agreement.

7.3              Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 8, EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

Article 8
Indemnification

8.1              Indemnification by Company. Unless otherwise provided herein, Company agrees to indemnify, hold harmless, and defend Licensee, its Affiliates, and their respective officers, directors, contractors, agents and assigns (the “Licensee Indemnitees”) from and against any and all third party suits, claims, actions, demands, proceedings, liabilities, damages, costs, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively, “Claims”), to the extent arising or resulting, directly or indirectly, from any of the following:

(a)               a breach by Company of a representation, warranty, or covenant of this Agreement; or

(b)               the negligence, recklessness or wrongful intentional acts or omissions of Company.

Such indemnity shall not apply to the extent that the Claim was the result of any breach by Licensee of this Agreement or the negligence, recklessness or wrongful intentional acts or omissions of a Licensee Indemnitee.

8.2              Indemnification by Licensee. Unless otherwise provided herein, Licensee agrees to indemnify, hold harmless, and defend Company, its Affiliates, and their respective directors, officers, employees, and agents (the “Company Indemnitees”) and Pfizer, its Affiliates, and their respective officers, directors, contractors, agents, assigns and licensors (the “Pfizer Indemnitees”) from and against any and all Claims, to the extent arising or resulting, directly or indirectly, from any of the following:

(a)               the development, commercialization and/or use of a Licensee Product by Licensee, its Affiliates, or their respective subcontractors or sublicensees;

(b)               the negligence, recklessness or wrongful intentional acts or omissions of Licensee, its Affiliates, or their respective subcontractors or sublicensees;

(c)               a breach by Licensee of a representation, warranty, or covenant of this Agreement; or

(d)               a breach by Licensee or any of its sublicensees of the scope of the licenses set forth in Section 2.1.

Such indemnity shall not apply to the extent that the Claim was the result of any breach by Company of this Agreement or the negligence, recklessness or wrongful intentional acts or omissions of a Company Indemnitee or a Pfizer Indemnitee.

8.3              Control of Defense. Any entity entitled to indemnification under this Article 9 shall give written notice to the indemnifying Party of any Claims that may be subject to indemnification, promptly after learning of such Claim; provided, however, that failure to provide such notice shall not relieve the indemnifying Party of its indemnification obligation hereunder, except and only to the extent that the indemnifying Party actually is prejudiced as a direct result of such failure to provide notice. Within a reasonable time after receiving such notice, the indemnifying Party shall assume the defense of such Claims with counsel reasonably satisfactory to the indemnified Party. The indemnified Party shall cooperate with the indemnifying Party in such defense. The indemnified Party may, at its option and expense, be represented by counsel of its choice in any action or proceeding with respect to such Claim. The indemnifying Party shall not be liable for any litigation costs or expenses incurred by the indemnified Party without the indemnifying Party’s written consent, such consent not to be unreasonably withheld. The indemnifying Party shall not settle any such Claim if such settlement (a) does not fully and unconditionally release the indemnified Party from all liability relating thereto or (b) adversely impacts the rights granted to the indemnified Party under this Agreement, unless the indemnified Party otherwise agrees in writing.

8.4              Insurance. Licensee shall maintain during the Term and until the later of (a) three (3) years after termination or expiration of this Agreement or (b) the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of a Licensee Product have expired, commercial general liability insurance from a minimum “A-” AM Bests rated insurance company, including contractual liability, personal injury and product liability or clinical trials, with coverage limits of not less than ***** per claim and ***** in the aggregate. Licensee has the right to provide the total limits required by any combination of primary and umbrella/excess coverage. The minimum level of insurance set forth herein shall not be construed to create a limit on Licensee’s liability hereunder. Such policies shall name Company, Pfizer and their respective Affiliates as additional insured (via CG20101185) and provide a waiver of subrogation in favor of Company, Pfizer and their respective Affiliates. Such insurance policies shall be primary and non-contributing with respect to any other similar insurance policies available to Company, Pfizer and their respective Affiliates. Any deductibles for such insurance shall be assumed by Licensee.

Article 9
Term; Termination.

9.1              Term. The term of this Agreement shall commence upon the Effective Date and, unless earlier terminated pursuant to this Article 10, shall remain in effect on a Licensee Product-by-Licensee Product and country-by-country basis, until the expiration of the Royalty Term of such Licensee Product in such country (the “Term”).

9.2              Termination for Breach. Each Party shall have the right to terminate this Agreement upon written notice to the other Party if such other Party materially breaches its obligations under this Agreement and, after receiving written notice from the non-breaching Party identifying such material breach in reasonable detail, fails to cure such material breach within ***** from the date of such notice.

9.3              Termination for Bankruptcy. Each Party shall have the right to terminate this Agreement in the event of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against the other Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within ***** after they are instituted; (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by the other Party of any involuntary debts as they mature; (c) the institution of any reorganization, arrangement or other readjustment of debt plan of the other Party not involving the Bankruptcy Code; (d) appointment of a receiver for all or substantially all of the other Party’s assets; or (e) any corporate action taken by the board of directors of the other Party in furtherance of any of the foregoing actions.

9.4              Termination for Challenge to Company Technology. Company shall have the right to immediately terminate this Agreement at any time after the Effective Date in its entirety or on a country-by-country basis in the event Licensee or any of its Affiliates or its or their sublicensees contests, challenges, supports or assists any Third Party to contest or challenge, in any patent office, court, regulatory agency or other forum, Company’s or Pfizer’s ownership of, or rights in, or the validity, enforceability or scope of, any Company Technology (and such shall be considered a material breach of this Agreement).

9.5              Termination of Pfizer Agreement. In the event that the Pfizer Agreement terminates, Licensee agrees that Pfizer shall have the right (in its sole discretion) to assume this Agreement (provided that Pfizer shall not be obligated to fulfill any obligations to Licensee beyond those obligations required of Pfizer if the Pfizer Agreement had not terminated). If Pfizer does not exercise such right, this Agreement shall automatically terminate.

9.6              Effect of Termination. Upon any termination (but not expiration) of this Agreement:

(a)               Regulatory Materials; Data. To the extent permitted by Applicable Laws, Licensee shall transfer and assign to Company all Regulatory Materials, Regulatory Approvals, and related data and Information relating to the Licensee Products and shall treat the foregoing as “Confidential Information” of Company (and not of Licensee) under Article 6; provided that Licensee will be allowed to retain any such materials that a Regulatory Authority requires Licensee to retain under Applicable Laws, and provided further that Licensee shall have the right, and Company hereby grants to Licensee, effective only upon termination of this Agreement, a co-exclusive license to use any and all data generated by or on behalf of Licensee or its Affiliates or sublicensees related to the Licensee Products for the development and commercialization of products other than Licensee Products.

(b)               License to Company. Licensee hereby grants to Company, effective upon such termination, an exclusive, royalty-free, worldwide license (with the right to grant sublicenses through multiple tiers) under the Termination Know-How and Termination Patents solely to research, develop, make, have made, use, sell, offer for sale, import Licensee Products in the Field.

(c)               Trademarks. Licensee shall assign to Company all right, title and interest in and to any trademarks then being used by Licensee, its Affiliates, or its sublicensees in connection with the commercialization of Licensee Products (excluding any such marks that include, in whole or part, any corporate name or logo of Licensee) throughout the Territory, at Licensee’s expense.

(d)               Sublicensee. Any sublicense granted under the Company Technology shall automatically terminate and be of no further force or effect.

9.7              Surviving Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Sections 3.4(b), 4.7, 4.8, and Articles 1, 6, 8, 9, 10, and 11 of this Agreement shall survive termination or expiration of this Agreement.

Article 10
Governing Law; Dispute Resolution.

10.1            Governing Law. This Agreement shall be governed by and construed under the laws in effect in the State of New York, United States, and, to the extent applicable to patents and Trademarks, unless otherwise expressly specified, the applicable federal laws of the USA, in each instance without regard to any conflicts of laws provision thereof or of any other jurisdiction that would produce a contrary result.

10.2            Legal Compliance. The Parties shall review in good faith and cooperate in taking such actions to ensure compliance of this Agreement with all applicable Laws.

10.3            Disputes. The Parties recognize that disputes as to certain matters may arise from time-to-time during the term of this Agreement. It is the objective of the Parties to seek to resolve any issues or disputes arising under this Agreement in an expedient manner and, if at all possible, without resort to litigation, and to that end the Parties agree to abide by the following procedures set forth in this Article 10 to resolve any such issues or disputes. The Parties initially shall attempt to settle any such issue or dispute through good faith negotiations in the spirit of mutual cooperation between business executives with authority to resolve the dispute.

10.4           Escalation. Prior to taking action as provided in Section 10.5 or 10.6 of this Agreement, the Parties shall first submit such dispute to the Parties’ respective Senior Executives for resolution. The Senior Executives to whom any dispute is submitted shall attempt to resolve the dispute through good faith negotiations over a reasonable period, not to exceed forty-five (45) calendar days, unless the Senior Executives mutually agree in writing to extend such period of negotiation. Such forty-five (45) calendar day period shall be deemed to commence on the date the dispute was submitted to the Senior Executives. The Senior Executives shall, if mutually agreed by the Senior Executives, submit the dispute to voluntary mediation at such place and following such procedures as the Parties shall reasonably agree. All negotiations pursuant to this Section 10.42 shall be confidential, and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

10.5            Arbitration. Any dispute that is not resolved by the Parties by negotiation and/or mediation pursuant to Sections 10.1 and/or 10.2 above shall, upon the submission of a written request of either Party to the other Party, be resolved exclusively by binding arbitration before a three-person panel of arbitrators (the “Panel”), conducted in accordance with the rules of arbitration of the American Arbitration Association for commercial disputes (the “Rules”), except to the extent that such Rules are inconsistent with this Agreement. Each Party shall select one independent, neutral arbitrator (a “Party Arbitrator”), and shall notify the other Party of its selection of such Party Arbitrator within twenty (20) days after receipt by one Party of the other Party’s written request for binding arbitration. The two (2) Party Arbitrators shall then mutually select a third arbitrator (a “Neutral Arbitrator”) in accordance with the Rules. The Panel shall resolve the dispute in accordance with this Agreement and the substantive rules of law (but not the rules of procedure or conflicts of laws) that would be applied by a federal court sitting in [New York]. The final decision of the Panel shall be the sole and exclusive remedy of the Parties, shall be final and shall be fully and irrevocably accepted by the Parties. The prevailing Party may enforce such decision against the other Party in any court having jurisdiction. The arbitration shall take place in Dallas, Texas, and shall be conducted in the English language. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrators that constitute the Panel. Each Party shall bear its own attorneys’ and expert fees and all associated costs and expenses.

10.6          Court Actions. Notwithstanding the above, to the full extent allowed by law, either Party may bring an action in any court of competent jurisdiction for injunctive relief (or any other provisional remedy) to protect the Parties’ rights or enforce the Parties’ obligations under this Agreement pending final resolution of any claims related thereto in an arbitration proceeding as provided above. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other proprietary or intellectual property rights. The Parties shall use their reasonable efforts to conduct all dispute resolution procedures under this Agreement as expeditiously, efficiently and cost-effectively as possible.

Article 11
General Provisions.

11.1            Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (a) upon personal delivery to the Party to be notified at the address set forth below, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, to the address set forth below, (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery to the address set forth below, with written verification of receipt, or (d) upon confirmation of receipt if sent by facsimile to the number set forth below.

To Company:

Arog Pharmaceuticals Inc.

5420 LBJ Freeway, Suite 410

Dallas, Texas 75240

Attn: CEO

Fax: (469) 533-3966

To Licensee:

Videra Pharmaceuticals, LLC

5420 LBJ Freeway, Suite 410

Dallas, Texas 75240

Attn: CEO

Fax: (214) 889-7070

Any Party may, by written notice to the other, designate a new address or fax number to which notices to the Party giving the notice shall thereafter be mailed or faxed.

11.2            Force Majeure. No Party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses its best efforts to overcome the same.

11.3            Entirety of Agreement. This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter contained herein and merges all prior discussions and agreements between them, and no Party shall be bound by any representation other than as expressly stated in this Agreement or a written amendment to this Agreement signed by authorized representatives of each of the Parties.

11.4            Non-Waiver. The failure of a Party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

11.5            Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partnership, principal and agent, or joint venture between the Parties.

11.6            Severance. If any Article or part thereof of this Agreement is declared invalid by any court of competent jurisdiction, or any government or other agency having jurisdiction over either Licensee or Company deems any Article or part thereof to be contrary to any antitrust or competition laws, then such declaration shall not affect the remainder of the Article or other Articles. To the extent possible the Parties shall revise such invalidated Article or part thereof in a manner that will render such provision valid without impairing the Parties’ original intent.

11.7            Assignment. Neither Party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment or transfer without the other Party’s consent to its Affiliates or to a Third Party successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. In the event that Licensee assigns this Agreement (whether pursuant to the above provisions or otherwise), Licensee shall provide prior written notice of such assignment to Company and to Pfizer. Any attempted assignment or transfer that does not comply with this Section 11.7 shall be of no force or effect.

11.8            Bankruptcy. All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. In the event of commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party hereunder, and all embodiments of such intellectual property, if not already in its possession, shall be promptly delivered to such other Party.

11.9            Headings. The headings contained in this Agreement have been added for convenience only and shall not be construed as limiting.

11.10          Limitation of Liability. NO PARTY SHALL BE LIABLE TO ANOTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT THE DAMAGES AVAILABLE TO A PARTY FOR THE OTHER PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 6 OR THE RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER ARTICLE 8.

11.11          Third Party Beneficiary. The Parties agree that Pfizer is an express third party beneficiary of this Agreement and is entitled to enforce the terms of this Agreement.

11.12          Counterparts. This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CONFIDENTIAL

In Witness Whereof, the Parties hereto have duly executed this License Agreement.

Arog Pharmaceuticals Inc.

By:	/s/ Vinay Jain, M.D.
Name: Vinay Jain, M.D.
Title: Chief Executive Officer

Videra Pharmaceuticals, LLC

By:	/s/ Vinay Jain, M.D.
Name: Vinay Jain, M.D.
Title: Manager

EXHIBIT A

I.	Patents Sublicensed from Pfizer and Subsequently Maintained by Company pursuant to the Pfizer Agreement

Application Number	Country	Filing Date	Date Issued	Status
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Application Number	Country	Filing Date	Date Issued	Status
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Application Number	Country	Filing Date	Date Issued	Status
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Application Number	Country	Filing Date	Date Issued	Status
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Application Number	Country	Filing Date	Date Issued	Status
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[Continued on the Following Page]

II.	Patents Filed by Company, Independent of the Pfizer Agreement

Internal Reference Number	Application Number	Country	Filing Date	Date Issued	Status
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III.	Licensee Patents:

Internal Reference Number	Application Number	Country	Filing Date	Date Issued	Status
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CONFIDENTIAL

Exhibit B

Know-How to be Transferred

I.       Transfer of Data and Records

1.	All data and records to the extent pertaining to the development of the Lead Licensee Product and the Lead Company Product outside of the Company Primary Field, including, but not limited to:

a)	Records concerning the protocols, data, results, and reports related to pre-clinical studies (e.g., in vitro and animal efficacy, safety, and toxicity studies)

b)	Protocols, amendments, study reports, and results (including tables, figures, and data)

2.	All documentation, including, summary reports, formulation folders, data related to the pharmaceutical development of the Lead Licensee Product and the Lead Company Product